UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2018
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to DASAN Zhone Solutions, Inc. 2017 Incentive Award Plan

On May 22, 2018, as further described in Item 5.07 below, the stockholders of DASAN Zhone Solutions, Inc. (the “Company”) approved an amendment to the DASAN Zhone Solutions, Inc. 2017 Incentive Award Plan (the “2017 Plan”).

The total number of shares reserved for issuance under the 2017 Plan, as amended, is the sum of (1) 1,174,359 shares of the Company’s common stock and (2) any shares subject to outstanding awards under the DASAN Zhone Solutions, Inc. Amended and Restated 2001 Stock Incentive Plan (the “2001 Plan”) which, on or after the original effective date of the 2017 Plan, are forfeited or otherwise terminate or expire for any reason without the issuance of shares and become available for future issuance under the 2017 Plan pursuant to its terms. In addition, the 2017 Plan, as amended, provides for an annual increase on the first day of each calendar year beginning on January 1, 2018 and ending on and including January 1, 2027 equal to the least of (1) 4% of the shares outstanding on the last day of the immediately preceding calendar year and (2) such smaller number of shares as may be determined by the Company’s Board of Directors (the “Board”) in its sole discretion. The first such increase of 656,410 shares occurred on January 1, 2018. Notwithstanding the foregoing, the maximum number of shares that may become available for issuance of awards under the 2017 Plan, as amended, is 8,000,000 shares.

The 2017 Plan, as amended, is administered by the Compensation Committee of the Board (the “Compensation Committee”), and authorizes the issuance of stock options, restricted stock, restricted stock units, dividend equivalents, stock payment awards, stock appreciation rights, performance bonus awards and other incentive awards to employees, non-employee directors and consultants of the Company and its subsidiaries. The full Board administers the 2017 Plan, as amended, with respect to awards to non-employee directors.

The 2017 Plan, as amended, also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, and tax withholding requirements. The 2017 Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant.

Adoption of DASAN Zhone Solutions, Inc. 2018 Employee Stock Purchase Plan

Also on May 22, 2018, as further described in Item 5.07 below, the stockholders of the Company approved the adoption of the DASAN Zhone Solutions, Inc. 2018 Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective upon stockholder approval and replaces the Company’s existing DASAN Zhone Solutions, Inc. 2002 Employee Stock Purchase Plan (the “2002 ESPP”).

The ESPP authorizes the issuance of 250,000 shares of the Company’s common stock. In addition, the ESPP provides for an annual increase on the first day of each calendar year beginning on January 1, 2019 and ending on and including January 1, 2028 equal to the lesser of (1) 1% of the shares outstanding on the last day of the immediately preceding calendar year and (2) such smaller number of shares as may be determined by the Board in its sole discretion. Notwithstanding the foregoing, the number of shares of stock that may be issued or transferred pursuant to awards under the ESPP may not exceed an aggregate of 2,000,000 shares.

The ESPP is administered by the Compensation Committee. The Company’s employees are eligible to participate in the ESPP if they meet the eligibility requirements under the ESPP established from time to time by the plan administrator. However, an employee may not be granted rights to purchase stock under the ESPP if such grant would not be permitted under the provisions of Section 423 of the Internal Revenue Code.

The ESPP is intended to qualify under Section 423 of the Internal Revenue Code and stock will be offered under the ESPP during offering periods. The length of the offering periods under the ESPP (up to 27 months) will be determined by the plan administrator. Employee payroll deductions (of up to 20% of an employee’s eligible compensation) will be used to purchase shares on each purchase date during an offering period. The number of purchase periods within, and purchase dates during, each offering period will be established by the plan administrator prior to the commencement of each offering period. Offering periods under the ESPP will commence when determined by the plan administrator.

The plan administrator will establish a maximum number of shares that may be purchased by a participant during any offering period and during any purchase period, which, in the absence of a contrary designation, will be 50,000 shares. In addition, no employee will be permitted to accrue the right to purchase stock under the ESPP at a rate in excess of the limits under Section 423 of the Internal Revenue Code. The purchase price of the shares, in the absence of a contrary determination by the plan administrator, will be 85% of the lower of the fair market value of the Company’s common stock on the first trading day of the offering period or on the applicable purchase date, which will be the final trading day of the applicable purchase period.

The ESPP contains other provisions regarding enrollment, contributions, withdrawal, transferability, adjustments and treatment of awards upon certain corporate transactions. The plan administrator may amend, suspend or terminate the ESPP at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The ESPP will terminate no later than the tenth anniversary of the initial adoption by the Board.

The foregoing descriptions of the 2017 Plan amendment and the ESPP do not purport to be complete and are qualified in their entirety by the full text of the 2017 Plan (as so amended) and the ESPP, which were filed as Annexes to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2018 and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 22, 2018, the Company held its 2018 annual meeting of stockholders. Of the 16,440,829 shares of common stock outstanding and entitled to vote, 15,400,713 shares, or 93.67%, were represented in person or by proxy at the meeting. Four items of business were acted upon by stockholders at the annual meeting. The voting results are as follows:

Proposal 1 – Election of Directors
Stockholders elected both of the Company’s nominees as Class II Directors to serve three-year terms expiring at the 2021 annual meeting.

	Votes For	Votes Withheld	Broker Non-Votes
Sung-Bin Park	10,593,380	656,606	4,150,727
Rolf Unterberger	11,235,837	14,149	4,150,727

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of appointment of PricewaterhouseCoopers LLP	15,353,831	42,645	4,237	–

Proposal 3 – Approval of Amendment to DASAN Zhone Solutions, Inc. 2017 Incentive Award Plan
Stockholders approved the amendment to the 2017 Plan.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Amendment to DASAN Zhone Solutions, Inc. 2017 Incentive Award Plan	10,090,400	1,150,713	8,873	4,150,727

Proposal 4 – Approval of DASAN Zhone Solutions, Inc. 2018 Employee Stock Purchase Plan
Stockholders approved the adoption of the ESPP.

	Votes For	Votes Against	Abstain	Broker Non-Votes
DASAN Zhone Solutions, Inc. 2018 Employee Stock Purchase Plan	10,119,387	1,122,413	8,186	4,150,727

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2018	DASAN Zhone Solutions, Inc.

	By:	/s/ MICHAEL GOLOMB
Michael Golomb
Chief Financial Officer, Corporate Treasurer and Secretary